Exhibit 10.78

NOTE EXCHANGE AGREEMENT

by and among

Nutralife Biosciences, Inc.

And

Gregory Ross

Exhibit A	Current Note
Exhibit B	Form of New Note
Exhibit C	Form of Warrant
Exhibit B	Form of Assignment of Promissory Note

i

NOTE EXCHANGE AGREEMENT

Dated as of January 11, 2021

This Note Exchange Agreement (together with the exhibits and other attachments hereto, this “Agreement”) is entered into as of the date first set forth above (the “Closing Date”) by and between (i) Nutralife Biosciences, Inc., a Florida corporation (the “Company”) and (ii) Gregory Ross (“Holder”). Each of the Company and Holder may be referred to herein collectively as the “Parties” and separately as a “Party.”

WHEREAS, Holder is the owner of the promissory note of the Company as attached hereto as Exhibit A (the “Current Note”);

WHEREAS, pursuant to the Current Note, certain amounts are owed by the Company to the Holder (the “Indebtedness”); and

WHEREAS, the Parties now desire to enter into this Agreement pursuant to which the Current Note shall be exchanged for a new promissory note of the Company and a warrant to acquire certain shares of common stock, par value $0.0001 per share (the “Common Stock”) of the Company, reliance upon the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”);

NOW THEREFORE, on the stated premises and for and in consideration of the mutual covenants and agreements hereinafter set forth and the mutual benefits to the Parties to be derived herefrom, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Parties hereby agree as follows:

ARTICLE I. DEFINITIONS

Section 1.01 Definitions. The following terms, as used herein, have the following meanings

(a)	“Accredited Investor” has the meaning set forth in Section 3.07(b).

(b)	“Action” means any legal action, suit, claim, investigation, hearing or proceeding, including any audit, claim or assessment for Taxes or otherwise.

(c)	“Affiliate” means, with respect to any Person, any other Person directly or indirectly Controlling, Controlled by, or under common Control with such Person.

(d)	“Agreement” has the meaning set forth in the introductory paragraph hereto.

(e)	“Assignment” has the meaning set forth in Section 2.04.

(f)	“Authority” means any governmental, regulatory or administrative body, agency or authority, any court or judicial authority, any arbitrator, or any public, private or industry regulatory authority, whether international, national, Federal, state, or local.

1

(g)	“Business Day” means any day that is not a Saturday, Sunday or other day on which banking institutions in Florida are authorized or required by law or executive order to close.

(h)	“Closing Date” has the meaning set forth in the introductory paragraph hereto.

(i)	“Closing” has the meaning set forth in Section 2.03.

(j)	“Code” means the Internal Revenue Code of 1986, as amended.

(k)	“Company Indemnified Party” has the meaning set forth in Section 5.01.

(l)	“Company Indemnifying Party” has the meaning set forth in Section 5.02.

(m)	“Company Organizational Documents” has the meaning set forth in Section 4.02.

(n)	“Company Shares” has the meaning set forth in Section 3.07(f).

(o)	“Company” has the meaning set forth in the introductory paragraph hereto.

(p)	“Control” of a Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract, or otherwise.” Controlled”, “Controlling” and “under common Control with” have correlative meanings. Without limiting the foregoing a Person (the “Controlled Person”) shall be deemed Controlled by (a) any other Person (the “10% Owner”) (i) owning beneficially, as meant in Rule 13d-3 under the Exchange Act, securities entitling such Person to cast 10% or more of the votes for election of directors or equivalent governing authority of the Controlled Person or (ii) entitled to be allocated or receive 10% or more of the profits, losses, or distributions of the Controlled Person; (b) an officer, director, general partner, partner (other than a limited partner), manager, or member (other than a member having no management authority that is not a 10% Owner ) of the Controlled Person; or (c) a spouse, parent, lineal descendant, sibling, aunt, uncle, niece, nephew, mother-in-law, father-in-law, sister-in-law, or brother-in-law of an Affiliate of the Controlled Person or a trust for the benefit of an Affiliate of the Controlled Person or of which an Affiliate of the Controlled Person is a trustee.

(q)	“Current Note” has the meaning set forth in the recitals hereto.

(r)	“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(s)	“Exchange” has the meaning set forth in Section 2.01(c).

(t)	“Holder Indemnified Party” has the meaning set forth in Section 5.02.

(u)	“Holder Indemnifying Party” has the meaning set forth in Section 5.01.

(v)	“Holder” has the meaning set forth in the introductory paragraph hereto.

(w)	“Holder” has the meaning set forth in the recitals hereto.

2

(x)	“Indebtedness” has the meaning set forth in the recitals hereto.

(y)	“Indemnification Notice” has the meaning set forth in Section 5.03(a).

(z)	“Indemnified Party” has the meaning set forth in Section 5.03.

(aa)	“Indemnifying Party” has the meaning set forth in Section 5.03.

(bb)	“Law” means any domestic or foreign, federal, state, municipality or local law, statute, ordinance, code, rule, or regulation.

(cc)	“Lien” means any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, and any conditional sale or voting agreement or proxy, including any agreement to give any of the foregoing.

(dd)	“Losses” has the meaning set forth in Section 5.01.

(ee)	“New Instruments” has the meaning set forth in the Section 2.01(a).

(ff)	“Order” means any decree, order, judgment, writ, award, injunction, rule, injunction, stay, decree, judgment or restraining order or consent of or by an Authority.

(gg)	“Party” and “Parties” have the meanings set forth in the introductory paragraph hereto.

(hh)	“Person” means an individual, corporation, partnership (including a general partnership, limited partnership or limited liability partnership), limited liability company, association, trust or other entity or organization, including a government, domestic or foreign, or political subdivision thereof, or an agency or instrumentality thereof.

(ii)	“Regulation S” has the meaning set forth in Section 3.07(f).

(jj)	“Rule 144” has the meaning set forth in Section 3.07(f).

(kk)	“Securities Act” has the meaning set forth in the recitals hereto.

(ll)	“Tax(es)” means any federal, state, local or foreign tax, charge, fee, levy, custom, duty, deficiency, or other assessment of any kind or nature imposed by the Internal Revenue Service and any other Authority responsible for the collection, assessment or imposition of any Tax or the administration of any Law relating to any Tax (including any income (net or gross), gross receipts, profits, windfall profit, sales, use, goods and services, ad valorem, franchise, license, withholding, employment, social security, workers compensation, unemployment compensation, employment, payroll, transfer, excise, import, real property, personal property, intangible property, occupancy, recording, minimum, alternative minimum, environmental or estimated tax), including any liability therefor as a transferee (including under Section 6901 of the Code or similar provision of applicable Law) or successor, as a result of Treasury Regulation Section 1.1502-6 or similar provision of applicable Law or as a result of any Tax sharing, indemnification or similar agreement, together with any interest, penalty, additions to tax or additional amount imposed with respect thereto.

(mm)	“Third Party Claim” has the meaning set forth in Section 5.03(a).

3

Section 1.02 Interpretive Provisions. Unless the express context otherwise requires:

(a)	the words “hereof,” “herein,” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement;

(b)	terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa;

(c)	the terms “Dollars” and “$” mean United States Dollars;

(d)	references herein to a specific Section, Subsection, Recital, or Exhibit shall refer, respectively, to Sections, Subsections, Recitals or Exhibits of this Agreement;

(e)	wherever the word “include,” “includes,” or “including” is used in this Agreement, it shall be deemed to be followed by the words “without limitation”;

(f)	references herein to any gender shall include each other gender;

(g)	references herein to any Person shall include such Person’s heirs, executors, personal representatives, administrators, successors and assigns; provided, however, that nothing contained in this Section 1.03(g) is intended to authorize any assignment or transfer not otherwise permitted by this Agreement;

(h)	references herein to a Person in a particular capacity or capacities shall exclude such Person in any other capacity;

(i)	references herein to any contract or agreement (including this Agreement) mean such contract or agreement as amended, supplemented or modified from time to time in accordance with the terms thereof;

(j)	with respect to the determination of any period of time, the word “from” means “from and including” and the words “to” and “until” each means “to but excluding”;

(k)	references herein to any Law or any license mean such Law or license as amended, modified, codified, reenacted, supplemented or superseded in whole or in part, and in effect from time to time; and

(l)	references herein to any Law shall be deemed also to refer to all rules and regulations promulgated thereunder.

ARTICLE II. EXCHANGE

Section 2.01 The Exchange.

(a)	On the terms and subject to the conditions set forth in this Agreement, on the Closing Date the Holder shall sell, assign, transfer and deliver to the Company, free and clear of all liens, pledges, encumbrances, charges, restrictions or known claims of any kind, nature, or description, the Current Note in exchange for the issuance to Holder of (i) a new promissory note of the Company in the form as attached hereto as Exhibit B (the “New Note”) and (ii) a warrant of the Company in the form as attached hereto as Exhibit C (the “Warrant” and, together with the New Note, collectively, the “New Instruments”).

4

(b)	Promptly following the recordation of the Holder as the beneficial owner of the New Note, the Current Note shall be cancelled and terminated and of no further force or effect, the Indebtedness shall be deemed satisfied and paid in full and any and all security interests that Holder may have in any assets or property of the Company pursuant to the Current Note or any documents or agreements entered into in connection therewith shall be released and terminated and of no further force or effect.

(c)	The exchange as set forth in this Section 2.01, subject to the other terms and conditions herein, is referred to herein as the “Exchange.”

Section 2.02 Section 3(a)(9). The Company represents that the exchange of the Current Note for the New Instruments is being made in reliance upon the exemption from registration provided by Section 3(a)(9) of the Securities Act and agrees not to take any position contrary to this Section 2.02.

Section 2.03 Closing. The closing of the transactions contemplated by this Agreement (the “Closing”) shall occur on the Closing Date simultaneously with the execution and delivery of this Agreement by remote exchange of electronic documents.

Section 2.04 Holder’s Deliverables. At the Closing, the Holder shall deliver to the Company the Assignment of Promissory Note in the form as attached hereto as Exhibit D with respect to the Current Note (the “Assignment”), and thus all right, title and interest in and to the Current Note, free and clear of all liens, pledges, encumbrances, charges, restrictions or known claims of any kind, nature, or description, accompanied by such other instruments of transfer duly executed in blank and in form and substance satisfactory to the Company as required for the same to be transferred to the ownership of the Company, with all necessary transfer Tax and other revenue stamps, acquired at Holder’s expense, affixed.

Section 2.05 Company Issuance. At the Closing and open receipt of the items as set forth in Section 2.04, the Company shall issue to Holder the New Instruments, duly executed by the Company, and record the Holder as the owner of the New Instruments in the books and records of the Company.

Section 2.06 Additional Documents. At and following the Closing, the Parties shall execute, acknowledge, and deliver (or shall ensure to be executed, acknowledged, and delivered), any and all certificates, opinions, financial statements, schedules, agreements, resolutions, rulings or other instruments required by this Agreement to be so delivered at or prior to the Closing, together with such other items as may be reasonably requested by the Parties and their respective legal counsel in order to effectuate or evidence the transactions contemplated hereby.

Section 2.07 Taxes. Holder will pay all income, gain, sales, use, value added, transfer, stamp, registration, documentary, excise, real property transfer or gains, or similar Taxes incurred as a result of the transactions contemplated by this Agreement with respect to Holder.

5

ARTICLE III. REPRESENTATIONS AND WARRANTIES OF THE HOLDER

As an inducement to, and to obtain the reliance of the Company, Holder represents and warrants to the Company, as of the Closing Date, as follows:

Section 3.01 Existence and Power. Holder is a natural person and has the full power and is duly authorized under all applicable Laws, regulations, ordinances, and orders of public authorities to carry on its business in all material respects as it is now being conducted and to enter into this Agreement and fulfill its obligations herein.

Section 3.02 Due Authorization. The execution, delivery and performance of this Agreement does not, and the consummation of the transactions contemplated hereby will not, violate any applicable Law. Holder has taken all actions required by Law or otherwise to authorize the execution, delivery and performance of this Agreement and to consummate the transactions herein contemplated

Section 3.03 Valid Obligation. This Agreement and all agreements and other documents executed by Holder in connection herewith constitute the valid and binding obligations of Holder, enforceable in accordance with its or their terms, except as may be limited by the Enforceability Exceptions

Section 3.04 Governmental Authorization. Neither the execution, delivery nor performance of this Agreement by Holder requires any consent, approval, license or other action by or in respect of, or registration, declaration or filing with any Authority.

Section 3.05 Title to and Issuance of Current Note. Holder is the record and beneficial owner and holder of the Current Note free and clear of all Liens. No part of the Current Note is subject to pre-emptive or similar rights and Holder does not have any pre-emptive rights or similar rights to purchase or receive any interest in the Current Note. Holder has the power and authority to transfer the Current Note to the Company as contemplated pursuant to the terms of this Agreement. Upon delivery of the New Instruments to Holder in exchange for the Current Note held by Holder as contemplated hereby, the Company shall acquire good and valid title to such Current Note, free and clear of all Liens.

Section 3.06 Broker’s, Finder’s or Similar Fees. There are no brokerage commissions, finder’s fees or similar fees or commissions payable by Holder in connection with the transactions contemplated hereby based on any agreement, arrangement or understanding with Holder or any action taken by Holder.

Section 3.07 Investment Representations.

(a)	Investment Purpose. Holder understands and agrees that the consummation of this Agreement including the delivery of the New Instruments to Holder in exchange for the Current Note as contemplated hereby constitutes the offer and sale of securities under the Securities Act and applicable state statutes and that the New Instruments are being acquired for Holder’s own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the Securities Act.

6

(b)	Investor Status. Holder is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D (an “Accredited Investor”) promulgated under the Securities Act. Holder has been furnished with all documents and materials relating to the business, finances and operations of the Company and its subsidiaries and information that Holder requested and deemed material to making an informed decision regarding this Agreement and the underlying transactions.

(c)	Reliance on Exemptions. Holder understands that the New Instruments are being offered and sold to the Holder in reliance upon specific exemptions from the registration requirements of United States federal and state securities Laws and that the Company is relying upon the truth and accuracy of, and the Holder’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Holder set forth herein in order to determine the availability of such exemptions and the eligibility of the Holder to acquire the New Instruments.

(d)	Information. Holder and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the New Instruments which have been requested by Holder or its advisors. Holder and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Holder understands that their investment in the New Instruments involves a significant degree of risk. The Holder represents and warrants that the Holder (i) can bear the economic risk of the Holder’s respective investments, and (ii) possesses such knowledge and experience in financial and business matters that the Holder is capable of evaluating the merits and risks of the investment in the Company and the New Instruments. The Holder acknowledges that he has carefully reviewed such information as the Holder has deemed necessary to evaluate an investment in the Company and the New Instruments.

(e)	Governmental Review. Holder understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the New Instruments. The Holder further acknowledges that neither the Securities and Exchange Commission nor the securities regulatory body of any other jurisdiction, has received, considered or passed upon the accuracy or adequacy of the information and representations made in this Agreement.

(f)	Transfer or Resale. Holder understands that (i) the sale or re-sale of the New Instruments and any shares of Common Stock that may be acquired pursuant to the New Instruments (collectively, the “Company Shares”) has not been and is not being registered under the Securities Act or any applicable state securities Laws, and the Company Shares may not be transferred unless (a) the Company Shares are sold pursuant to an effective registration statement under the Securities Act, (b) Holder shall have delivered to the Company, at the cost of Holder, an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in comparable transactions to the effect that the Company Shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, which opinion shall be accepted by the Company, (c) the Company Shares are sold or transferred to an “affiliate” (as defined in Rule 144 promulgated under the Securities Act (or a successor rule) (“Rule 144”)) of Holder who agree to sell or otherwise transfer the Company Shares only in accordance with this Section 3.07 and who is an Accredited Investor, (d) the Company Shares are sold pursuant to Rule 144, or (e) the Company Shares are sold pursuant to Regulation S under the Securities Act (or a successor rule) (“Regulation S”), and Holder shall have delivered to the Company, at the cost of Holder, an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in corporate transactions, which opinion shall be accepted by the Company; (ii) any sale of such Company Shares made in reliance on Rule 144 may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any re-sale of such Company Shares under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Company Shares under the Securities Act or any state securities Laws or to comply with the terms and conditions of any exemption thereunder (in each case). Notwithstanding the foregoing or anything else contained herein to the contrary, the Company Shares may be pledged as collateral in connection with a bona fide margin account or other lending arrangement.

7

(a)	Legends. Holder understands that the Company Shares, until such time as the Company Shares have been registered under the Securities Act, or may be sold pursuant to Rule 144 or Regulation S without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Company Shares may bear a standard Rule 144 legend and a stop-transfer order may be placed against transfer of the certificates for such Company Shares, and that any certificate representing the Company Shares shall be endorsed with the following legends, in addition to any other legend required to be placed thereon by applicable federal or state securities Laws:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (TOGETHER WITH THE RULES AND REGULATIONS THEREUNDER, THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.”

(g)	Removal. The legend(s) referenced in Section 1.01(a) shall be removed and the Company shall issue a certificate without such legend to the holder of any Company Shares upon which it is stamped, if, unless otherwise required by applicable state securities Laws, (a) the Company Shares are registered for sale under an effective registration statement filed under the Securities Act or otherwise may be sold pursuant to Rule 144 or Regulation S without any restriction as to the number of securities as of a particular date that can then be immediately sold, or (b) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Company Shares may be made without registration under the Securities Act, which opinion shall be accepted by the Company so that the sale or transfer is effected. Holder agrees to sell all Company Shares, including those represented by a certificate(s) from which the legend has been removed, only in compliance with applicable prospectus delivery requirements, if any.

8

Section 3.08 Full Disclosure. No representation or warranty by Holder in this Agreement or any certificate or other document furnished or to be furnished to the Company pursuant to this Agreement contains any untrue statement of a material fact, or omits to state a material fact necessary to make the statements contained therein, in light of the circumstances in which they are made, not misleading.

ARTICLE IV. REPRESENTATIONS AND WARRANTIES OF THE COMPANY

As an inducement to, and to obtain the reliance of the Holder, the Company represents and warrants to the Holder as of the Closing Date as follows:

Section 4.01 Organization. The Company is a corporation duly organized, validly existing, and in good standing under the Laws of the State of Florida and has the corporate power and is duly authorized under all applicable Laws, regulations, ordinances, and orders of public authorities to carry on its business in all material respects as it is now being conducted.

Section 4.02 No Conflict; Due Authorization. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, violate any provision of the Articles of Incorporation and Bylaws of the Company as in effect on the Closing Date (the “Company Organizational Documents”). The Company has taken all action required by Law, the Company Organizational Documents, or otherwise to authorize the execution and delivery of this Agreement, and the Company has full power, authority, and legal right and has taken all action required by Law, the Company Organizational Documents or otherwise to consummate the transactions herein contemplated.

Section 4.03 Valid Obligation. This Agreement and all agreements and other documents executed by the Company in connection herewith constitute the valid and binding obligation of the Company, enforceable in accordance with its or their terms, except as may be limited by the Enforceability Exceptions.

Section 4.04 Governmental Authorization. Neither the execution and delivery nor performance of this Agreement by any the Company Party requires any consent, approval, license or other action by or in respect of, or registration, declaration or filing with any Authority.

Section 4.05 Approval of Agreement. The Board of Directors of the Company has authorized the execution and delivery of this Agreement by the Company and has approved this Agreement and the transactions contemplated hereby.

Section 4.06 Broker’s, Finder’s or Similar Fees. There are no brokerage commissions, finder’s fees or similar fees or commissions payable by the Company in connection with the transactions contemplated hereby based on any agreement, arrangement or understanding with the Company or any action taken by the Company.

9

ARTICLE V. INDEMNIFICATION

Section 5.01 Indemnification of Company. Holder hereby agrees to indemnify and hold harmless to the fullest extent permitted by applicable law, the Company, its Affiliates, representatives, members, managers, partners, directors, officers, employees, stockholders, attorneys and agents and permitted assignees (each a “Company Indemnified Party”), against and in respect of any and all out-of-pocket loss, cost, payments, demand, penalty, forfeiture, expense, liability, judgment, deficiency or damage, and diminution in value or claim (including actual costs of investigation and attorneys’ fees and other costs and expenses) (all of the foregoing collectively, “Losses”) incurred or sustained by any Company Indemnified Party as a result of or in connection with any breach, inaccuracy or nonfulfillment or the alleged breach, inaccuracy or nonfulfillment of any of the representations, warranties, covenants and agreements of Holder contained herein or in any of the additional agreements or any certificate or other writing delivered pursuant hereto.

Section 5.02 Indemnification of Holder. The Company hereby agrees to indemnify and hold harmless to the fullest extent permitted by applicable law the Holder and its Affiliates, representatives, members, managers, partners, directors, officers, employees, stockholders, attorneys and agents and permitted assignees (each a “Holder Indemnified Party”), against and in respect of any and all Losses incurred or sustained by any Holder Indemnified Party as a result of or in connection with any breach, inaccuracy or nonfulfillment or the alleged breach, inaccuracy or nonfulfillment of any of the representations, warranties, covenants and agreements of the Company contained herein or in any of the additional agreements or any certificate or other writing delivered pursuant hereto.

Section 5.03 Procedure. The person or entity seeking indemnification pursuant to this Agreement shall be referred to as the “Indemnified Party” and the person or entity from whom such indemnification is sought pursuant to this Agreement shall be referred to as the “Indemnifying Party.” The following shall apply with respect to all claims by any Holder Indemnified Party or Company Indemnified Party for indemnification:

(a)	An Indemnified Party shall give the Indemnifying Party prompt notice (an “Indemnification Notice”) of any third-party Action with respect to which such Indemnified Party seeks indemnification pursuant to Section 5.01 or Section 5.02 (a “Third-Party Claim”), which shall describe in reasonable detail the Loss that has been or may be suffered by the Indemnified Party. The failure to give the Indemnification Notice shall not impair any of the rights or benefits of such Indemnified Party under Section 5.01 or Section 5.02, except to the extent such failure materially and adversely affects the ability of the Indemnifying Party to defend such claim or increases the amount of such liability.

(b)	In the case of any Third-Party Claims as to which indemnification is sought by any Indemnified Party, such Indemnified Party shall be entitled, at the sole expense and liability of the Indemnifying Party, to exercise full control of the defense, compromise or settlement of any Third-Party Claim unless the Indemnifying Party, within a reasonable time after the giving of an Indemnification Notice by the Indemnified Party (but in any event within ten (10) days thereafter), shall (i) deliver a written confirmation to such Indemnified Party that the indemnification provisions of Section 5.01 or Section 5.02 are applicable to such Action and the Indemnifying Party will indemnify such Indemnified Party in respect of such Action pursuant to the terms of this Article V and, notwithstanding anything to the contrary, shall do so without asserting any challenge, defense, limitation on the Indemnifying Party’s liability for Losses, counterclaim or offset, (ii) notify such Indemnified Party in writing of the intention of the Indemnifying Party to assume the defense thereof, and (iii) retain legal counsel reasonably satisfactory to such Indemnified Party to conduct the defense of such Third-Party Claim.

10

(c)	If the Indemnifying Party assumes the defense of any such Third-Party Claim pursuant to Section 5.03(b), then the Indemnified Party shall cooperate with the Indemnifying Party in any manner reasonably requested in connection with the defense, and the Indemnified Party shall have the right to be kept fully informed by the Indemnifying Party and their legal counsel with respect to the status of any legal proceedings, to the extent not inconsistent with the preservation of attorney-client or work product privilege. If the Indemnifying Party so assumes the defense of any such Third-Party Claim, the Indemnified Party shall have the right to employ separate counsel and to participate in (but not control) the defense, compromise, or settlement thereof, but the fees and expenses of such counsel employed by the Indemnified Party shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party has agreed to pay such fees and expenses, or (ii) the named parties to any such Third-Party Claim (including any impleaded parties) include an Indemnified Party and the Indemnifying Party and the Indemnified Party shall have been advised by its counsel that there may be a conflict of interest between such Indemnified Party and the Indemnifying Party in the conduct of the defense thereof, and in any such case the reasonable fees and expenses of such separate counsel shall be borne by the Indemnifying Party.

(d)	If the Indemnifying Party elects to assume the defense of any Third-Party Claim pursuant to Section 5.03(b), the Indemnified Party shall not pay, or permit to be paid, any part of any claim or demand arising from such asserted liability unless the Indemnifying Party withdraws from or fails to vigorously prosecute the defense of such asserted liability, or unless a judgment is entered against the Indemnified Party for such liability. If the Indemnifying Party does not elect to defend, or if, after commencing or undertaking any such defense, the Indemnifying Party fails to adequately prosecute or withdraw such defense, the Indemnified Party shall have the right to undertake the defense or settlement thereof, at the Indemnifying Party’s expense. Notwithstanding anything to the contrary, the Indemnifying Party shall not be entitled to control, but may participate in, and the Indemnified Party (at the expense of the Indemnifying Party) shall be entitled to have sole control over, the defense or settlement of (x) that part of any Third Party Claim (i) that seeks a temporary restraining order, a preliminary or permanent injunction or specific performance against the Indemnified Party, or (ii) to the extent such Third Party Claim involves criminal allegations against the Indemnified Party or (y) the entire Third Party Claim if such Third Party Claim would impose liability on the part of the Indemnified Party. In the event the Indemnified Party retains control of the Third-Party Claim, the Indemnified Party will not settle the subject claim without the prior written consent of the Indemnifying Party, which consent will not be unreasonably withheld or delayed.

(e)	If the Indemnified Party undertakes the defense of any such Third-Party Claim pursuant to Section 5.03(b) and proposes to settle the same prior to a final judgment thereon or to forgo appeal with respect thereto, then the Indemnified Party shall give the Indemnifying Party prompt written notice thereof and the Indemnifying Party shall have the right to participate in the settlement, assume or reassume the defense thereof or prosecute such appeal, in each case at the Indemnifying Party’s expense.

11

(f)	The Indemnifying Party shall not, without the prior written consent of such Indemnified Party settle or compromise or consent to entry of any judgment with respect to any such Third-Party Claim (i) in which any relief other than the payment of money damages is or may be sought against such Indemnified Party, (ii) in which such Third Party Claim could be reasonably expected to impose or create a monetary liability on the part of the Indemnified Party (such as an increase in the Indemnified Party’s income Tax) other than the monetary claim of the third party in such Third-Party Claim being paid pursuant to such settlement or judgment, or (iii) which does not include as an unconditional term thereof the giving by the claimant, person conducting such investigation or initiating such hearing, plaintiff or petitioner to such Indemnified Party of a release from all liability with respect to such Third-Party Claim and all other Actions (known or unknown) arising or which might arise out of the same facts.

Section 5.04 Periodic Payments. Any indemnification required by this Article V for costs, disbursements or expenses of any Indemnified Party in connection with investigating, preparing to defend or defending any Action shall be made by periodic payments by the Indemnifying Party to each Indemnified Party during the course of the investigation or defense, as and when bills are received or costs, disbursements or expenses are incurred.

Section 5.05 Insurance. Any indemnification payments hereunder shall take into account any insurance proceeds or other third-party reimbursement actually received.

Section 5.06 Time Limit. The obligations of the Holder and the Company Indemnifying Party under Section 5.01 and Section 5.02 shall expire two (2) years from the Closing Date, except with respect to (i) an indemnification claim asserted in accordance with the provisions of this Article V which remains unresolved, for which the obligation to indemnify shall continue until such claim is resolved; and (ii) resolved claims for which payment has not yet been paid to the Indemnified Party.

ARTICLE VI. MISCELLANEOUS

Section 6.01 Governing Law; Jurisdiction; Waiver of Jury Trial.

(a)	This Agreement and any of the New Instruments, if applicable, shall be governed by, enforced, and construed under and in accordance with the Laws of the State of Florida, without giving effect to the principles of conflicts of law thereunder.

(b)	ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT, ANY NEW INSTRUMENTS, IF APPLICABLE, OR THE TRANSACTIONS CONTEMPLATED HEREIN SHALL BE INSTITUTED SOLELY IN THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA OR THE COURTS OF THE STATE OF FLORIDA, IN EACH CASE LOCATED IN BROWARD COUNTY, FLORIDA, AND EACH PARTY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING. SERVICE OF PROCESS, SUMMONS, NOTICE OR OTHER DOCUMENT BY MAIL TO SUCH PARTY’S ADDRESS SET FORTH HEREIN SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY SUIT, ACTION OR OTHER PROCEEDING BROUGHT IN ANY SUCH COURT. THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR ANY PROCEEDING IN SUCH COURTS AND IRREVOCABLY WAIVE AND AGREE NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

12

(c)	EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS THIS AGREEMENT, ANY NEW INSTRUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREIN IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY NEW INSTRUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREIN. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION, (B) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS Section 6.01(c).

Section 6.02 Notices.

(a)	Any notice or other communications required or permitted hereunder shall be in writing and shall be sufficiently given if personally delivered to it or sent by email with return receipt requested, overnight courier or registered mail or certified mail, postage prepaid, addressed as follows:

If to the Company:

NutraLife Biosciences, Inc.

Attn: Edgar Ward

6601 Lyons Road, Suite L-6

Coconut Creek, FL 33073

Email: edgar@nutralifebiosciences.com

With a copy, which shall not constitute notice, to:

Anthony L.G., PLLC

Attn: John Cacomanolis

625 North Flagler Drive, Suite 600

West Palm Beach, Florida 33401

Email: jcacomanolis@anthonypllc.com

13

If to Holder, to the address for notices set forth on the signature page hereto.

(b)	Any Party may change its address for notices hereunder upon notice to each other Party in the manner for giving notices hereunder.

(c)	Any notice hereunder shall be deemed to have been given (i) upon receipt, if personally delivered, (ii) on the day after dispatch, if sent by overnight courier, (iii) upon dispatch, if transmitted by email with return receipt requested and received and (iv) three (3) days after mailing, if sent by registered or certified mail.

Section 6.03 Attorneys’ Fees. In the event that any Party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the prevailing Party shall be reimbursed by the losing Party for all costs, including reasonable attorney’s fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

Section 6.04 Public Announcements and Filings. Unless required by applicable Law or regulatory authority, none of the Parties will issue any report, statement or press release to the general public, to the trade, to the general trade or trade press, or to any third party (other than its advisors and representatives in connection with the transactions contemplated hereby) or file any document, relating to this Agreement and the transactions contemplated hereby, except as may be mutually agreed by the Parties. Copies of any such filings, public announcements or disclosures, including any announcements or disclosures mandated by Law or regulatory authorities, shall be delivered to each Party at least one (1) Business Day prior to the release thereof.

Section 6.05 Third Party Beneficiaries. This contract is strictly between the Company and the Holder and, except as specifically provided (including in Article V), no other Person and no director, officer, stockholder, employee, agent, independent contractor or any other Person shall be deemed to be a third-party beneficiary of this Agreement.

Section 6.06 Expenses. Other than as specifically set forth herein, each of the Company and the Holder will bear their own respective expenses, including legal, accounting and professional fees, incurred in connection with the Exchange or any of the other transactions contemplated hereby.

Section 6.07 Entire Agreement. This Agreement and the New Instruments represent the entire agreement between the Parties relating to the subject matter thereof and supersede all prior agreements, understandings and negotiations, written or oral, with respect to such subject matter.

Section 6.08 Survival; Termination. The representations, warranties, and covenants of the respective Parties shall survive the Closing Date and the consummation of the transactions herein contemplated for a period of two years.

Section 6.09 Amendment; Waiver; Severability; Remedies

(a)	This Agreement may be amended, modified, superseded, terminated or cancelled, and any of the terms, covenants, representations, warranties or conditions hereof may be waived, only by a written instrument executed by the Company and the Holder.

(b)	Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any Party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing.

14

(c)	Neither any failure or delay in exercising any right or remedy hereunder or in requiring satisfaction of any condition herein nor any course of dealing shall constitute a waiver of or prevent any Party from enforcing any right or remedy or from requiring satisfaction of any condition. No notice to or demand on a Party waives or otherwise affects any obligation of that Party or impairs any right of the Party giving such notice or making such demand, including any right to take any action without notice or demand not otherwise required by this Agreement. No exercise of any right or remedy with respect to a breach of this Agreement shall preclude exercise of any other right or remedy, as appropriate to make the aggrieved Party whole with respect to such breach, or subsequent exercise of any right or remedy with respect to any other breach.

(d)	If any term, condition or other provision of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other terms, conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated by this Agreement is not affected in any manner materially adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Agreement be consummated as originally contemplated to the fullest extent possible.

(e)	Notwithstanding anything else contained herein, no Party shall seek, nor shall any Party be liable for, consequential, punitive or exemplary damages, under any tort, contract, equity, or other legal theory, with respect to any breach (or alleged breach) of this Agreement or any provision hereof or any matter otherwise relating hereto or arising in connection herewith.

Section 6.10 Arm’s Length Bargaining; No Presumption Against Drafter. This Agreement has been negotiated at arm’s-length by parties of equal bargaining strength, each represented by counsel or having had but declined the opportunity to be represented by counsel and having participated in the drafting of this Agreement. This Agreement creates no fiduciary or other special relationship between the Parties, and no such relationship otherwise exists. No presumption in favor of or against any Party in the construction or interpretation of this Agreement or any provision hereof shall be made based upon which Person might have drafted this Agreement or such provision.

Section 6.11 Headings. The headings contained in this Agreement are intended solely for convenience and shall not affect the rights of the Parties.

Section 6.12 No Assignment or Delegation. No Party may assign any right or delegate any obligation hereunder, including by merger, consolidation, operation of law, or otherwise, without the written consent of all of the Parties and any purported assignment or delegation without such consent shall be void, in addition to constituting a material breach of this Agreement. This Agreement shall be binding on the permitted successors and assigns of the Parties.

15

Section 6.13 Commercially Reasonable Efforts. Subject to the terms and conditions herein provided, each Party shall use their respective commercially reasonable efforts to perform or fulfill all conditions and obligations to be performed or fulfilled by it under this Agreement so that the transactions contemplated hereby shall be consummated as soon as practicable, and to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable Laws and regulations to consummate and make effective this Agreement and the transactions contemplated herein.

Section 6.14 Further Assurances. Each Party shall execute and deliver such documents and take such action, as may reasonably be considered within the scope of such Party’s obligations hereunder, necessary to effectuate the transactions contemplated by this Agreement.

Section 6.15 Specific Performance. The Parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by them in accordance with the terms hereof or were otherwise breached and that each Party hereto shall be entitled to an injunction or injunctions, specific performance and other equitable relief to prevent breaches of the provisions hereof and to enforce specifically the terms and provisions hereof, without the proof of actual damages, in addition to any other remedy to which they are entitled at law or in equity. Each Party agrees to waive any requirement for the security or posting of any bond in connection with any such equitable remedy, and agrees that it will not oppose the granting of an injunction, specific performance or other equitable relief on the basis that (a) the other Party has an adequate remedy at law, or (b) an award of specific performance is not an appropriate remedy for any reason at law or equity.

Section 6.16 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument. The execution and delivery of a facsimile or other electronic transmission of a signature to this Agreement shall constitute delivery of an executed original and shall be binding upon the person whose signature appears on the transmitted copy.

[Signatures Appear on Following Page]

16

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Closing Date.

Nutralife Biosciences, Inc.

By:	/s/ Edgar Ward
Name:	Edgar Ward
Title:	Chief Executive Officer

Gregory Ross

By:	/s/ Gregory Ross
Name:	Gregory Ross

Address for notices:

Gregory Ross
515 Windermere Lane
Annoyo Grande, CA 93240
Email:	drosscva@gmail.com

17

Exhibit A

Current Note

(Attached)

Exhibit B

New Promissory Note

(Attached)

Exhibit C

Warrant

(Attached)

Exhibit D

Assignment and Assumption of Promissory Note

Dated as of January 11, 2021

This Assignment and Assumption of Promissory Note (“Assignment”) dated as of the date set forth above, is entered into by and between the person or entity as set forth on the signature page hereto (“Assignor”), and Nutralife Biosciences, Inc., a Florida corporation. This Assignment is entered into pursuant to the Note Exchange Agreement by and between Assignor and Assignee, dated as of the date set forth above (the “Exchange and Acknowledgement Agreement”). Defined terms used herein without definition shall have the meanings as set forth in the Exchange and Acknowledgement Agreement.

That Assignor, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration received from or on behalf of the Assignee at or before the ensealing and delivery of these presents, the receipt and sufficiency whereof is hereby acknowledged, hereby assigns, transfers and sets over unto the Assignee all its right, title and interest in and to the Current Note held by Assignor as identified on Exhibit A to the Exchange Agreement (the “Current Note”).

Assignor, in connection with its assignment of the Current Note, does hereby represent and warrant to, covenant and agree with, the Assignee that immediately prior to this Agreement:

1. Assignor has good and unencumbered right title and interest in the Current Note, as well as lawful authority to execute this Assignment;

2. All representations, warranties and covenants of Assignor herein and under the Exchange and Acknowledgement Agreement are true and correct, and are made as an inducement of and to Assignee to accept this Assignment and Assignor’s liability as to said representations and warranties shall survive the delivery of this Assignment; and

3. This Assignment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument. Facsimile signatures hereupon shall be deemed their originals for all purposes.

TO HAVE AND TO HOLD the same unto the Assignee, its legal representatives, successors, heirs and assigns forever.

[Remainder of page intentionally left blank. Signature page follows.]

Exhibit D - Page 1

IN WITNESS WHEREOF, the parties hereunto have caused this Assignment to be executed on the day and year first above written.

Gregory Ross

By:
Name:	Gregory Ross

STATE OF _____________

COUNTY OF _______________

Sworn to and subscribed before me this ___ day of January, 2021, by Gregory Ross, who is personally known to me or who has produced                                                                         as identification.

Notary’s Signature:

Print Notary’s Name:

NOTARY PUBLIC, State of

My commission expires:

 _______________________________________________________________________________________________

Agreed and accepted:

Nutralife Biosciences, Inc.

By:	/s / Edgar Ward
Name:	Edgar Ward
Title:	Chief Executive Officer

Exhibit D - Page 2